Via EDGAR Transmission
17-Oct-97

Securities and Exchange Commission
Judiciary Plaza
"450 Fifth Street, N.W."
"Washington, D.C. 20549-1004"

RE:     Bombardier Credit Receivables Corporation:
        Bombardier Receivables Master Trust I

Ladies and Gentlemen:

"On behalf of Bombardier Credit Receivables Corporation
(The ""Registrant""), we"hereby file with the Commission a Current Report on Form 8-K (The""Report"")"on behalf of the Bombardier Receivables Master Trust I, and deliver to you" herewith the following documents:

    "One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Credit "Receivables Corporation, 1600 Mountain View Drive, Colchester, VT 05446."

"Very truly yours,"

Blaine Filthaut
Bombardier Credit Receivables Corp.


                       SECURITIES AND EXCHANGE COMMISSION
"                                   WASHINGTON, D.C. 20549"

                                       FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

"      Date of Report ( Date of Earliest Event Reported): October 15, 1997"


                    BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                 (Depositor)
                (Exact name of registrant as specified in its charter)


                                 on behalf of


                      BOMBARDIER RECEIVABLES MASTER TRUST I
           "(Issuer with respect to the Floating Rate Class A Asset
            Backed Certificates, "Series 1997-1 and the Fixed Rate Class B Asset Backed Certificates," Series 1997-1)


Delaware                            33-69282                03-0340600
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

"1600 Mountain View Drive, Colchester, Vermont          05446   "
(Address of principal executive offices)             (ZIP code)

"Registrant's telephone number, including area code:  (802) 655-2824"


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest distributions made on
the Floating Rate "Class A Asset  Backed  Certificates,
Series 1997-1 and the Fixed Rate" "Class B Asset Backed Certificates, Series 1997-1 (collectively, the"
Certificates)  of the  Bombardier  Receivables  Master
Trust I ( the "Trust)  on September 15, 1997 is  contained
in the  Distribution  Date" Statement   provided   to
each  holder  of  the   Certificates.   Such Distribution
Date Statement is attached hereto as Exhibit 99.1 and is "incorporated herein by reference. In addition, information concerning" the (I) aggregate amount of principal collections and non-principal collections with respect to the Receivables held by the Trust (ii) amounts payable on account of the Variable Funding Certificate and (iii) amount of Receivables held by the Trust which has been determined to be overdue is contained in the schedule attached hereto as Exhibit
99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1.   Distribution  Date  Statement   relating  to  interest
"        distributions  made on October 15, 1997 on the  Floating Rate"
"        Class A Asset Backed Certificates, Series 1997-1 and the Fixed"
"        Rate Class B Asset Backed Certificates, Series 1997-1."

        99.2.   Schedule   detailing   (i)  the  amount  of  principal
        collections and non-principal collections allocable to the Variable Funding Certificate for the Collection Period ending
"        August 31, 1996, (ii) the total principal amount of Receivables"
        included in the Trust as of the date of such Collection Period which Bombardier Capital Inc. determined were overdue 31-60
"        days,  61-90  days or 91 days or  more,  (iii)  the  aggregate"
        amount of principal collections and non-principal collections on the Receivables for such Collection Period and (iv) the Monthly Servicing Fee payable on account of the Variable Funding Certificate for such Collection Period.

                                    SIGNATURE

"Pursuant to the requirements of the Securities Exchange Act of 1934, the" Registrant has duly caused this report to be signed on its behalf by the "undersigned, thereunto duly authorized on the date indicated."

                  BOMBARDIER CREDIT RECEIVABLES CORPORATION

                                    BY: _____________________________
                                    Name: Blaine H. Filthaut
                                    Title: Vice President

"Dated: October 17, 1997"

                                  EXHIBIT INDEX



Exhibit No. Page # Description

99.1        5      Distribution Date Statement relating to interest
"                  distributions made on October 15, 1997 on the Floating "
"                  Class A Asset Backed Certificates, Series 1997-1 and the "
"                  Fixed Rate Class B Asset Backed Certificates, Series 1997-1"


99.2        8      Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable
                   Funding Certificate for the Collection Period ending
"                  September 30, 1996, (ii) the aggregate amount of principal "
                   Collections and non-principal collections on the receivables for such Collection Period and (iii) the Monthly Servicing
                   Fee payable on account of the Variable Funding Certificate for such Collection Period.


99.3        9      Schedule detailing (i) the total principal amount of
                   receivables included in the Trust as of the end of such Collection Period which Bombardier Capital Inc.
                   determined were overdue for 31-60 days, 61-90 days or 91 days or more,"(ii) the age distribution of product receivables as a percentage of total principal outstanding as at
                   October 31, 1997."

Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 1997-1
Distribution Date:                      10/15/97
1 Amount of principal paid or distributed:
  (a) Class A Certificates:                                         0
"  per $1,000 original principal amount of
   Class A Certificates"                                            0
  (b) Class B Certificates:                                         0
"  per $1,000 original principal amount of
   Class B Certificates"                                            0
2 Floating Allocation Percentage for such
  Collection Period (unweighted average):                       72.64%
3 Principal Allocation Percentage for such
  Collection Period:                                              N/A
4. Amount of interest paid or distributed:
  (a) Class A Certificates:                             " 1,925,416.67 "
"  per $1,000 original principal amount of
   Class A Certificates"                                           4.81
  (b) Class B Certificates:                                " 135,314.19 "
"  per $1,000 original principal amount of
   Class B Certificates"                                           4.99
5.(a) Series 1997-1 Investor Default Amount
      for such Distribution Date:                        " 3,321,732.53 "
"6. Required Subordination Draw Amount, if any,"                      0
    for the preceding Collection Period
    (or for such Distribution Date):
7.  (a) Amount of Investor Charge-Offs for the preceding
        Collection Period:                                            0
     (b) Amount of Reimbursements of Investor Charge-Offs
        for the preceding period:                                     0
8.  (a) Amount of Class A Carryover Amount being
        paid or distributed                                           0
    (b)  Balance:                                                     0
"   Distributed per $1,000 original principal amount of
    Class A Certificates"                                             0
9.  (a) Amount of Class B Carryover Amount being
        paid or distributed                                           0
     (b)  Balance:                                                    0
"   Distributed per $1,000 original principal amount of Class B
    Certificates"                                                     0
10. Pool Balance at end of related Collection Period      " 608,992,409 "
11.  After giving affect to distributions on this
     Distribution Date:
  (a) Outstanding principal amount of
      Class A Certificates:                                " 400,000,000 "
  (b) Outstanding principal amount of
      Class B Certificates:                                 " 27,125,000 "
  (c) Certificate Balance:                                 " 427,125,000 "
  (d) Pool Factor for Class A Certificates:                1.00000000000
  (e) Pool Factor for Class B Certificates:                1.00000000000
12. Applicable Interest Rate:
  (a) In general:
       (1)  LIBOR for the period from the previous Distribution
            Date to this Distribution Date:                      5.6563%
       (2)  Net Receivables Rate                                   9.85%
  (b) Class A Rate:                                              5.7763%
  (c) Class B Rate:                                              5.9863%
13.  (a) Amount of Monthly Servicing Fee for the preceding
         Collection Period                                    " 711,875 "
      (b) Series 1997-1 Excess Servicing Fee being distributed
          and remaining balance (if any):                             0
      (1) Distributed:                                                0
      (2) Balance:                                                    0
14.  Invested Amount on this Distribution Date (after giving effect to all distributions which will occur on such
     Distribution Date):                                 427,125,000.00 "
15.  The Available Subordinated Amount
             On the immediately preceding Distribution
             Date:                                      " 24,859,126.98 "
             On this Distribution Date:                 " 24,859,126.98 "
16.  The Incremental Subordinated Amount on the
     immediately preceding Determination Date                         0
             On this Distribution Date:                  " 2,911,028.47 "
17.  The Reserve Fund Balance for this Distribution
     Date:                                               " 2,135,625.00 "
18.  The Excess Funding Account Balance for this
     Distribution Date:                                               0
19.  Amount in the Excess Funding Account at the beginning
     of an Early Amortization Period or Intitial Amortization
     Period to be distributed as a payment of principal in
     respect to:
  (a) Class A Certificates:                                          N/A
  (b) Class B Certificates (only if Class A Certificates
      have been paid in full):                                       N/A
20. The minimum Collection Account balance with respect to
    this Distribution Date:                               " 6,382,826.83 "
  Series 1997-1 Interest Payments on
  Class A Certificates                                    " 1,925,416.67 "
  Series 1997-1 Interest Payments on
  Class B Certificates                                      " 135,314.19 "
  Series 1997-1 Investor Defaults
  (to be remitted to BCI)                                 " 3,321,732.53 "
  Series 1996-1 Servicer Advances
  (to be remitted to BCI)                                   " 332,805.09 "
  Series 1996-1 Investor Defaults
  (to be remitted to BCI)                                   " 638,730.29 "
  Collection Account Investment Proceeds
  (to be remitted to BCI)                                    " 14,712.54 "
  Series 1997-1 Reserve Fund Investment Proceeds
  (to be remitted to BCI)                                     " 9,238.89 "
  Series 1996-1 Reserve Fund Investment Proceeds
  (to be remitted to BCI)                                     " 4,876.64 "
  Series 1997-1 Excess Fund Account Investment Proceeds
  (to be remitted to BCI)                                              0
  Series 1996-1 Excess Fund Account Investment Proceeds
  (to be remitted to BCI)                                              0
21.  An Early Amortization Event has occurred:                        NO
22.  The Servicer has elected not to extend the Initial
     Principal Payment Date:                                          N/A
23.  The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables in the
     Pool during any 3 consecutive calendar months to (y) the
     average of the month-end Pool Balances for such three-month
     period is:                                                     0.24%
24. Three-Month Payment Rate for the three (3) most recent
    Collection Periods:                                            22.81%
A Three-Month Payment Rate Trigger has occurred:                       NO
25. Receivables Rate :                                             11.85%
26. Inventory Aging as of the end of the
    Collection Period:
                           0-120 days                               46.2%
                          120-180 days                              17.1%
                          180-270 days                              16.3%
                          Over 270                                  20.3%
27. Optional removal of Receivables aged greater than 450 days         0
28. Eligible Investments on deposit in the Excess
    Funding Account and amounts on deposit in the
    Excess Funding Accounts for all other Series
    on the Distribution Date as a percentage of
    the assets of the Trust:                                         0.0%
    Has an asset composition Event Occurred:                          NO
29. Amount of 491 Day Aged Receivables made Ineligible
    during Collection Period:                                 " 2,784,888 "
      Cumulative amount of 491 Day Aged Receivables made
      Ineligible from Closing Date to current Collection
      Period (pre June 1, 1998) or during current
      Origination Period (post May 31, 1998):"             "$39,259,990.91"
      Put Limit:                                           "$80,908,551.64"
      Has an Early Amortization Event Occurred:                         NO
30. Principal Amount of Receivables subject to a Participation
    Interest at end of Collection Period:                                0
31. Product Line Breakdown
         Bombardier:                                                 50.3%
         Marine:                                                     29.6%
         Recreational Vehicles:                                       6.2%
         CEA:                                                         2.5%
         Manufactured Housing:                                       11.0%
         Other:                                                       0.3%
                 Total:                                               100%
32. Overconcentration Amounts:
      Designated Manufacturer Concentration:                  " 2,114,976 "
      Industry Overconcentrations:                                      0
      Dealer Overconcentrations:                              " 1,807,273 "
      Manufacturer Overconcentrations:                                  0
                 Total Overconcentration Amounts:             " 3,922,249 "
33. (a) BRMT I Defaulted Amount for Collection Period:        " 4,681,261 "
     (b) BRMT I Non-Principal Collections Collection Period:  " 8,542,308 "
     (c) BRMT I Principal Collections Collection Period:    " 109,334,023 "
34. Total Defaulted Amount at end of Collection Period relating to non payment of at least $150 of interest due more than
90 days:                                                      " 4,294,946 "
35. Amount of Receivable purchased by the trust at a
    discount during Collection Period:                        " 3,351,850 "
36. Has an automatic Addition of Accounts Occurred:                    NO
37. Pool data on Receivables added as Automatic Account Additions     N/A
Prepared by:   James Dolan
Director of Securitization

DISTRIBUTION DATE STATEMENT VARIABLE
FUNDING CERTIFICATE
Distribution Date:                      10/15/97

For the Collection Period:              09/01/97        through 09/30/97

Aggregate Non-Principal Collections                           " 8,542,308 "
Aggregate Principal Collections                             " 109,334,023 "
Variable Funding Percentage (unweighted)                             8.86%
Distributions on the Variable Funding
Certificate:
       Non-Principal Collection Distributions:                  " 753,929 "
       Principal Collection Distributions:                    " 9,866,528 "

Variable Funding Amount as of the last day of the
Collection Period:                                             45,578,929 "
Variable Funding Default Amount                                 " 335,432 "
Monthly Servicing Fee Due                                        " 87,970 "

"Note:  As per Article IV, Section 4.01, of the
Series 1994-1 Supplement to the Pooling and
Servicing Agreement, deposits into the Collection
Account are net of the sum of (i) the Variable
Funding Percentage of such Collections and"(ii)
the Excess Retained Percentage of such Collections,
resulting in no payment  by the Trustee."
Prepared by:   James Dolan
Director of Securitization
Bombardier Capital Inc.